PIONEER INTERMEDIATE TAX-FREE FUND
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                       NOTICE OF MEETING OF SHAREHOLDERS

                         SCHEDULED FOR MARCH 30, 1999

     This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Intermediate Tax-Free Fund:

     A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, March 30, 1999, at 2:00 p.m., Boston time, to consider the following:

     1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Tax-Free Income Fund. Under this Agreement your fund would transfer all of its assets to Tax-Free Income Fund in exchange for shares of Tax-Free Income Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Tax-Free Income Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

     2. Any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on February 1, 1999 are entitled to vote at the meeting and any related follow-up meetings.

                                       By order of the board of trustees,

                                       Joseph P. Barri, Secretary

Boston, Massachusetts
February 1, 1999
                                  -----------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, YOUR FUND WILL INCUR THE COST OF EXTRA SOLICITATIONS, WHICH IS INDIRECTLY BORNE BY YOU AND OTHER SHAREHOLDERS.


                                                                       0299-6107

                      PIONEER INTERMEDIATE TAX-FREE FUND
                                PROXY STATEMENT

                         PIONEER TAX-FREE INCOME FUND
                                  PROSPECTUS
                    For Class A, Class B and Class C Shares

     This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into Pioneer Tax-Free Income Fund. Please read it carefully and retain it for future reference.

How the reorganization will work:

     o Your fund will transfer all of its assets to Tax-Free Income Fund. Tax-Free Income Fund will assume your fund's liabilities.
     o Tax-Free Income Fund will issue Class A shares to your fund in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Tax-Free Income Fund will issue Class B and Class C shares to your fund that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date.
     o  The reorganization will be tax-free.
     o Your fund will be terminated and you will end up as a shareholder of Tax-Free Income Fund.

Why Your Fund's Trustees Recommend the Reorganization:

     The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend you vote FOR the reorganization.

                                              Investment Objectives
----------------------------------------------------------------------------------------------------------------------------
                      Pioneer Intermediate Tax-Free Fund                      Pioneer Tax-Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
As high a level of current income exempt from federal income taxes from a     As high a level of current income exempt from
high-quality portfolio of municipal bonds as is consistent with prudent       federal income taxes as possible consistent
investment risk.                                                              with the preservation of capital.
----------------------------------------------------------------------------------------------------------------------------
                                            More Information is Available
----------------------------------------------------------------------------------------------------------------------------
                                  What                                                          Where
----------------------------------------------------------------------------------------------------------------------------
o Tax-Free Income Fund's annual and semiannual reports to shareholders.
  These reports are incorporated by reference into this proxy statement and prospectus.
o Your fund's annual and semiannual reports to shareholders.                  On file with the Securities and Exchange
o Most recent prospectuses of your fund and Tax-Free Income Fund (each        Commission (SEC) and available at
  dated April 30, 1998, as supplemented)                                      no charge by calling 1-800-622-3265.
o Statement of additional information dated February 1, 1999. It contains additional information about your fund and Tax-Free Income Fund. This statement of additional information is incorporated by reference into this proxy statement and prospectus.
----------------------------------------------------------------------------------------------------------------------------
 To ask questions about this proxy statement and prospectus:                  Call our toll-free telephone number:
                                                                              1-800-622-3265.
----------------------------------------------------------------------------------------------------------------------------

     An investment in Tax-Free Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     No government securities commission or agency has approved Tax-Free Income Fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

      The date of this proxy statement and prospectus is February 1, 1999.

                               TABLE OF CONTENTS

                                                                          Page
                                                                         -----
Introduction ...........................................................   2
Summary of Proxy Statement/Prospectus ..................................   3
Risk/Return Summary ....................................................   5
Proposal to Approve Agreement and Plan of Reorganization ...............  10
Capitalization .........................................................  13
Boards' Evaluation and Recommendation ..................................  14
Voting Rights and Required Vote ........................................  14
Additional Information about the Funds .................................  15
Information Concerning the Meeting .....................................  27
Ownership of Shares of the Funds .......................................  28
Experts ................................................................  28
Available Information ..................................................  28
Exhibits
   Exhibit A: Agreement and Plan of Reorganization .....................  29
   Exhibit B: Excerpts from each Fund's June 30, 1998 Semiannual Report   37

                                 INTRODUCTION

     This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, March 30, 1999, at 2:00 p.m., Boston time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Pioneer Tax-Free Income Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about February 1, 1999.

Who is Eligible to Vote?

     Shareholders of record on February 1, 1999 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                   SUMMARY OF PROXY STATEMENT AND PROSPECTUS

     The following is a summary of more complete information appearing later in this proxy statement. You should carefully read the entire proxy statement and exhibits because they contain details that are not in the summary.

                      BUSINESS AND INVESTMENTS COMPARISON
                                            Intermediate Tax-Free Fund
---------------------------------------------------------------------------------------------------------
  Net assets as of            $62,058,674
  December 31, 1998:
---------------------------------------------------------------------------------------------------------
  Investment objective:       As high a level of current income exempt from federal income taxes from a high-quality portfolio of municipal bonds as is consistent with prudent investment risk.
---------------------------------------------------------------------------------------------------------
  Primary investments:        Your fund invests at least 80% of its assets in bonds, notes and other debt instruments issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Securities").
---------------------------------------------------------------------------------------------------------
  Quality of investments:     The Municipal Securities in which your fund invests are rated in the three highest rating categories by a nationally recognized statistical rating organization or determined by Pioneer to be of comparable quality; provided that up to 15% of the fund's assets may be rated BBB.
---------------------------------------------------------------------------------------------------------
  Maturity:                   The dollar weighted average maturity of your fund's portfolio will not exceed 10 years. Normally, at least 80% of the fund's assets have a remaining maturity of 15 years or less at the time of purchase.
---------------------------------------------------------------------------------------------------------
  Investment concentration:   Your fund does not concentrate its assets in any state or industry.
---------------------------------------------------------------------------------------------------------
  Options and futures         Both funds may use options and futures.
  contracts:
---------------------------------------------------------------------------------------------------------
  Investment adviser and      The investment adviser for both funds is Pioneer Investment Management,
  portfolio managers:         Inc. ("Pioneer"). Research and management for the funds is the responsibility of a team of portfolio managers and analysts focusing on fixed income securities. Sherman B. Russ and Kenneth J. Taubes are jointly responsible for overseeing Pioneer's U.S. and global fixed income team. Mr.
                              Russ, senior vice president of Pioneer, joined Pioneer in 1983 and has been an investment professional since 1962. Mr. Taubes joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1986. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds managed by Putnam
                              Investments, Inc.
---------------------------------------------------------------------------------------------------------
  Business:                   Your fund is a diversified open-end investment company organized as a
                              Massachusetts business trust.
---------------------------------------------------------------------------------------------------------
                                              Tax-Free Income Fund
---------------------------------------------------------------------------------------------------------
  Net assets as of            $407,442,319
  December 31, 1998:
---------------------------------------------------------------------------------------------------------
  Investment objective:       As high a level of current income exempt from federal income taxes as possible consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------
  Primary investments:        Tax-Free Income Fund invests in a diversified portfolio of Municipal Securities.
---------------------------------------------------------------------------------------------------------
  Quality of investments:     Tax-Free Income Fund invests in Municipal Securities rated in the three highest rating categories by Moody's Investors Service, Inc. or Standard &
                              Poor's Ratings Group.
---------------------------------------------------------------------------------------------------------
  Maturity:                   Tax-Free Income Fund has no maturity policy.
---------------------------------------------------------------------------------------------------------
  Investment concentration:   Tax-Free Income Fund may invest 25% or more of its
                              assets in issuers in one state or securities the
                              payments on which are derived from gas, electric,
                              telephone, sewer and water segments of the
                              municipal bond market. The fund may also invest
                              25% or more of its assets in industrial
                              development bonds.
---------------------------------------------------------------------------------------------------------
  Options and futures         Both funds may use options and futures.
  contracts:
---------------------------------------------------------------------------------------------------------
  Investment adviser and      [same as Intermediate Tax-Free Fund above]
  portfolio managers:
---------------------------------------------------------------------------------------------------------
  Business:                   Tax-Free Income Fund is a diversified open-end investment
                              company organized as a Delaware business trust.
---------------------------------------------------------------------------------------------------------

                                              CLASSES OF SHARES
---------------------------------------------------------------------------------------------------------
                                                   Intermediate Tax-Free
---------------------------------------------------------------------------------------------------------
  Class A shares:                 Your fund's Class A shares are offered with front-end sales charges up to 3.5% of the fund's offering price, depending on
  Class A shares of both funds    the amount invested.
  have the same characteristics,  -----------------------------------------------------------------------
  but the sales charges           For both funds:
  are different.                  o There is no front-end sales charge for
                                    investments of $1 million or more, but there
                                    is a contingent deferred sales charge
                                    (CDSC) of 1.00% on shares sold within one year
                                    of purchase.
                                  o Investors can combine multiple purchases of Class A
                                    shares to take advantage of breakpoints in the sales
                                    charge schedule.
                                  o Class A shares are subject to 12b-1
                                    distribution and service fees up to 0.25%
                                    annually of average net assets.
                                  o Sales charges are waived or reduced for the
                                    categories of investors listed in each fund's
                                    prospectus.
---------------------------------------------------------------------------------------------------------
  Class B shares:                 Your fund's Class B shares are offered without a front-end sales charge, but are subject to a CDSC if sold within four
  Class B shares of both funds    years after purchase. The CDSC is up to 3.00% depending on have the same characteristics,  how long they are held. No CDSC is imposed on shares held
  but the CDSC structures are     more than four years. Class B shares automatically convert
  different.                      to Class A shares after six years.
---------------------------------------------------------------------------------------------------------
                                  For both funds:
                                  o CDSCs are waived for the categories of investors
                                    listed in each fund's prospectus.
                                  o Class B shares are subject to 12b-1 distribution
                                    and service fees of up to 1.00% annually of average
                                    net assets.
---------------------------------------------------------------------------------------------------------
  Class C shares:                 For both funds:
                                  o Class C shares are offered without a front-end sales charge,
  Class C shares of both funds      but are subject to a CDSC of 1.00% if sold within one year
  have the same characteristics     after purchase. No CDSC is imposed thereafter.
  and CDSC structure.             o The CDSC is waived for the categories of
                                    investors listed in each fund's prospectus.
                                  o Class C shares are subject to 12b-1
                                    distribution and service fees of up to 1.00%
                                    annually of average net assets.
                                  o Class C shares have no conversion feature.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                 Tax-Free Income
---------------------------------------------------------------------------------------------------------
  Class A shares:                 Tax-Free Income Fund's Class A shares are offered with
                                  front-end sales charges up to 4.5% of the fund's offering
  Class A shares of both funds    price, depending on the amount invested.
  have the same characteristics,
  but the sales charges
  are different.
---------------------------------------------------------------------------------------------------------
  Class B shares:                 Tax-Free Income Fund's Class B shares are offered without
                                  a front-end sales charge, but are subject to a CDSC if sold
  Class B shares of both funds    within six years after purchase. The CDSC is up to 4.00%
  have the same characteristics,  depending on how long they are held. No CDSC is imposed
  but the CDSC structures are     on shares held more than six years. Class B shares
  different.                      automatically convert to Class A shares after eight years.
---------------------------------------------------------------------------------------------------------
  Class C shares:

  Class C shares of both funds
  have the same characteristics
  and CDSC structure.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                         Intermediate Tax-Free                   Tax-Free Income
---------------------------------------------------------------------------------------------------------
  Buying, selling and   The procedures for buying, selling and exchanging shares are identical for
  in exchanging:        both funds. These procedures are described detail below.
---------------------------------------------------------------------------------------------------------

Comparison of Risks

     Since each fund primarily invests in Municipal Securities, the two funds have similar risk characteristics. These risks are discussed in the Risk/Return Summary under "Principal risks of investing in the funds." Because Tax-Free Income Fund can invest in Municipal Securities with longer maturities, it is more susceptible than Intermediate Tax-Free Fund to changes in interest rates. However, Intermediate Tax-Free Fund can invest in lower rated securities, which entail greater risk of default.

Reorganization

     o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on March 31, 1999, but may occur as of any later date before September 30, 1999. Your fund will transfer all of its assets to Tax-Free Income Fund. Tax-Free Income Fund will assume your fund's liabilities. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

     o Tax-Free Income Fund will issue to your fund Class A shares of Tax-Free Income Fund in an amount equal to the aggregate net asset value of your fund's Class A shares. Your fund will immediately distribute these shares to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Tax-Free Income Fund will issue to your fund Class B and Class C shares that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Tax-Free Income Fund, Class B shareholders of your fund will end up as Class B shareholders of Tax-Free Income Fund, and Class C shareholders of your fund will end up as Class C shareholders of Tax-Free Income Fund.

     o  After the reorganization is over, your fund will be terminated.

     o The reorganization will be federally tax-free and will not take place unless both funds receive a satisfactory opinion concerning the federal income tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

     Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of average daily net assets:

--------------------------------------------------------------------------------
         Fund Asset Breakpoints          Intermediate Tax-Free   Tax-Free Income
--------------------------------------------------------------------------------
 First $250 million                                                    0.50%
-------------------------------------                           ----------------
 Over $250 million up to $300 million             0.50%                0.48%
-------------------------------------                           ----------------
 Over $300 million                                                     0.45%
--------------------------------------------------------------------------------

     Thus, at all asset levels, the annual advisory fee rate payable by Tax-Free Income Fund is the same as or lower than the rate paid by your fund. Because of Tax-Free Income Fund's current asset size, which at December 31, 1998 exceeded $300 million, your fund's advisory fee rate (without giving effect to fee waivers) is higher than the fee rate payable by Tax-Free Income Fund. Your fund is currently paying a lower advisory fee because of voluntary fee waivers. These fee waivers may be discontinued by Pioneer at any time.

     In addition to lower advisory fee rates, Tax-Free Income Fund's Class A expense ratio of 0.93% for the calendar year ended December 31, 1997, as well as its pro forma expense ratio of 0.95%, are lower than your fund's gross Class A expense ratio of 1.18% (1.00% for net expenses with the expense limitation). Furthermore, Tax-Free Income Fund's other expenses are lower than your fund's gross other expenses. Both funds pay the same 12b-1 fee rates for each class.

     Although Pioneer has voluntarily agreed to limit your fund's expenses, your fund's total annual operating expenses are still higher than Tax-Free Income Fund's. In light of your fund's inability to attract significant assets, Pioneer may not continue to subsidize a portion of your fund's expenses indefinitely. If Pioneer discontinued this voluntary limitation, your fund's total annual operating expenses would rise even further above Tax-Free Income Fund's.

                              RISK/RETURN SUMMARY

Investment objectives

     Intermediate Tax-Free Fund. As high a level of current income exempt from federal income taxes from a high-quality portfolio of municipal bonds as is consistent with prudent investment risk.

     Tax-Free Income Fund. As high a level of current income exempt from federal income taxes as possible consistent with the preservation of capital.

Investment strategies

     Intermediate Tax-Free Fund. Intermediate Tax-Free Fund invests at least 80% of its assets in bonds, notes and other debt instruments issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Securities"). The municipal bonds in which the fund invests are rated in the three highest rating categories by a nationally recognized statistical rating organization or determined by Pioneer to be of comparable quality; provided that up to 15% of the fund's assets may be rated BBB. The municipal notes in which the fund may invest are rated AAA, AA or A by a nationally recognized statistical rating organization or determined by Pioneer to be of comparable quality. No more than 15% of the fund's assets may be rated BBB. The dollar weighted average maturity of the fund's portfolio will not exceed 10 years. At least 80% of the fund's assets have a remaining maturity of 15 years or less.

     Tax-Free Income Fund. Tax-Free Income Fund invests in a diversified portfolio of Municipal Securities rated in the three highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. The Municipal Securities in which the fund invests may be of any maturity and the fund has no policy with respect to the average maturity of its portfolio.

     Pioneer, each fund's investment adviser, considers both macroeconomic and issuer specific factors in selecting a portfolio designed to achieve each fund's investment objective. In assessing the appropriate maturity, rating and sector weighing of a fund's portfolio, Pioneer considers a variety of macroeconomic factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition, future capital needs, and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its own staff who have access to a wide variety of research.

Principal risks of investing in the funds

     Each fund is subject to similar risks. Even though each fund seeks current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o Interest rates increase, causing the value of a fund's portfolio to decline

     o The issuer of a security owned by a fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o New federal or state legislation adversely affects the tax-exempt status of securities held by a fund or the financial ability of municipalities to repay these obligations

     o The issuer of a Municipal Security may not be able to make timely payments because of a general economic downturn or increased governmental costs

     o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     It is possible that some of a fund's income distributions may be, and distributions of a fund's capital gains will be, subject to federal taxation. A fund may realize taxable gains on the sale of its securities or other transactions, and some of a fund's income distributions may be subject to the federal alternative minimum tax. In addition, distribution of a fund's income and gains generally will be subject to state taxation.

Each fund's past performance

     The bar chart and table indicate the risks of investing in the fund by showing how the funds have performed in the past. Each fund's performance varies from year to year. A fund's past performance does not necessarily indicate how it will perform in the future. As a shareholder, you may lose or make money on your investment.

     Intermediate Tax-Free Fund's highest calendar quarterly return was 6.12% (12/31/94 to 3/31/95); Tax-Free Income Fund's highest calendar quarterly return was 7.11% (12/31/94 to 3/31/95)

     Intermediate Tax-Free Fund's lowest calendar quarterly return was -5.06% (12/31/93 to 3/31/94); Tax-Free Income Fund's lowest calendar quarterly return was -5.87% (12/31/93 to 3/31/94)

Annual return Class A shares
(Year ended December 31)

          Intermediate Tax-Free Fund    Tax-Free Income Fund
'89                  9.77%                     10.12%
'90                  6.42%                      7.40%
'91                 11.17%                     12.49%
'92                  8.65%                      8.73%
'93                 11.08%                     12.98%
'94                 -6.02%                     -6.38%
'95                 13.80%                     16.83%
'96                  3.03%                      3.57%
'97                  6.87%                      8.94%
'98                  5.28%                      6.20%

Comparative performance

     The table shows the average annual total returns of each class of the funds and compares these returns to the returns of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. Unlike either fund, the index is not managed and does not incur expenses. The table:

     o  Reflects sales charges applicable to the class
     o  Assumes that you sell your shares at the end of the period
     o  Assumes you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 1998)

                                                                   Since       Inception
                             1 Year     5 Years     10 Years     Inception       Date
----------------------------------------------------------------------------------------
 Intermediate Tax-Free:
 Class A                       1.59       3.65        6.49         6.00        10/22/86
 Class B                       1.39        n/a         n/a         5.01         4/29/94
 Class C                       4.29        n/a         n/a         3.94         1/31/96
---------------------------------------------------------------------------------------
 Tax-Free Income:
 Class A                       1.44       4.59        7.42         6.62         1/18/77
 Class B                       1.48        n/a         n/a         5.87         4/28/95
 Class C                       5.33        n/a         n/a         5.40         1/31/96
---------------------------------------------------------------------------------------
 Lehman Brothers
 Municipal Bond Index          6.48       6.22        8.21           --              --
---------------------------------------------------------------------------------------

Fees and expenses

     Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show fund expenses for the year ended December 31, 1997. Future expenses may be greater or less.

Intermediate Tax-Free Fund

Shareholder fees paid directly from your investment                                        Class A     Class B     Class C
                                                                                           -------     -------     -------
Maximum sales charge (load) when you buy shares as a percentage of offering price ..       3.50%       None        None
Maximum deferred sales charge (load) as a percentage of offering price or the amount
  you receive when you sell shares, whichever is less  .............................       None(1)     3.00%       1.00%

Annual fund operating expenses paid from the assets
of the fund as a % of average net assets                                                   Class A     Class B     Class C
                                                                                           -------     -------     -------
Management Fee(2) ..................................................................       0.50%       0.50%       0.50%
Distribution and Service (12b-1) Fee ...............................................       0.25%       1.00%       1.00%
Other Expenses(3) ..................................................................       0.43%       0.46%       0.49%
Total Annual Fund Operating Expenses(2,3) ..........................................       1.18%       1.96%       1.99%

--------
(1) Except for investments of $1 million or more.

(2) Does not reflect the adviser's voluntary agreement to limit your fund's management fees and other expenses. With this limitation, actual management fees paid were 0.35% for each class of your fund.

(3) Does not reflect amounts paid to Intermediate Tax-Free Fund in connection with certain expense offset arrangements. Intermediate Tax-Free Fund's actual other expenses, including these amounts, were 0.41% for Class A, 0.44% for Class B and 0.47% for Class C. Total annual fund operating expenses, including these amounts and the adviser's voluntary waiver, were 1.00% for Class A, 1.79% for Class B and 1.82% for Class C. The advisory fee waiver is voluntary and temporary and may be revised or terminated at any time.

Intermediate Tax-Free Fund example

     This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

Intermediate Tax-Free Fund

                                                                                     Year 1     Year 3    Year 5     Year 10
                                                                                     ------     ------    ------     -------
Class A shares ................................................................      $466       $712      $  976     $1,732
Class B shares:
  Assuming redemption at end of period ........................................       499        815       1,057      1,898
  Assuming no redemption ......................................................       199        615       1,057      1,898
Class C shares:
  Assuming redemption at end of period ........................................       302        624       1,073      2,317
  Assuming no redemption ......................................................       202        624       1,073      2,317

Tax-Free Income Fund

                                                                                               Class A     Class B     Class C
Shareholder fees paid directly from your investment                                            -------     -------     --------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........     4.50%       None        None
Maximum deferred sales charge (load) as a percentage of offering price or the amount you
  receive when you sell shares, whichever is less ........................................     None(1)     4.00%       1.00%

Annual fund operating expenses paid from the                                                   Class A     Class B     Class B
assets of the fund as a % of average net assets                                                -------     -------     --------
Management Fee ............................................................................    0.48%       0.48%       0.48%
Distribution and Service (12b-1) Fee ......................................................    0.25%       1.00%       1.00%
Other Expenses(2) .........................................................................    0.20%       0.20%       0.22%
Total Annual Fund Operating Expenses(2) ...................................................    0.93%       1.68%       1.70%

--------

(1) Except for investments of $1 million or more.

(2) Does not reflect amounts paid to Tax-Free Income Fund in connection with certain expense offset arrangements. Tax-Free Income Fund's actual other expenses, including these amounts, were 0.18% for Class A, 0.18% for Class B and 0.19% for Class C. Total annual fund operating expenses, including these amounts, were 0.91% for Class A, 1.66% for Class B and 1.67% for Class C.

Tax-Free Income Fund example

     This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                   Year 1     Year 3     Year 5     Year 10
Tax-Free Income Fund                               ------     ------     ------     -------
Class A shares ................................     $541       $733      $  942     $1,542
Class B shares:
  Assuming redemption at end of period ........      571        830       1,113      1,788
  Assuming no redemption ......................      171        530         913      1,788
Class C shares:
  Assuming redemption at end of period ........      273        536         923      2,099
  Assuming no redemption ......................      173        536         923      2,099

Pro forma expense table

     The next expense table shows the pro forma expenses of Tax-Free Income Fund assuming that a reorganization with your fund occurred on January 1, 1997. The expenses shown in the table are based on fees and expenses incurred by the funds during the fiscal year ended December 31, 1997. Tax-Free Income Fund's actual expenses after the reorganization may be greater or less than those shown. The pro forma expense example shows what you would pay on a $10,000 investment if the reorganization had occurred on January 1, 1997 using the assumptions previously stated for the funds individually. The pro forma example is for comparison purposes only and is not a representation of Tax-Free Income Fund's actual expenses or returns, either past or future.

Tax-Free Income Fund (pro forma)
(Assuming reorganization with Intermediate Tax-Free Fund)

                                                                                             Class A     Class B      Class C
Shareholder fees paid directly from your investment                                          -------     -------      -------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........     4.50%        None         None
Maximum deferred sales charge (load) as a percentage of offering price or the amount you
  receive when you sell shares, whichever is less ........................................     None(1)      4.00%        1.00%

Annual fund operating expenses paid from the assets
of the fund as a percentage of average net assets                                            Class A     Class B     Class C
                                                                                             -------     -------     -------
Management Fee ...........................................................................      0.48%       0.48%       0.48%
Distribution and Service (12b-1) Fee .....................................................      0.25%       1.00%       1.00%
Other Expenses ...........................................................................      0.22%       0.26%       0.25%
Total Annual Fund Operating Expenses .....................................................      0.95%       1.74%       1.73%

--------
(1) Except for investments of $1 million or more.

Pro forma example

                                                                                      Year 1     Year 3     Year 5     Year 10
Share class                                                                           ------     ------     ------     -------
Class A shares .................................................................       $543       $739      $  952     $1,564
Class B shares:
  Assuming redemption at end of period .........................................        577        848       1,144      1,843
  Assuming no redemption .......................................................        177        548         944      1,843
Class C shares:
  Assuming redemption at end of period .........................................        276        545         939      2,041
  Assuming no redemption .......................................................        176        545         939      2,041

Other investment strategies

     As discussed, each fund invests primarily in Municipal Securities to seek current income exempt from federal income tax.

     This section describes additional investments that a fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the funds' secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Temporary investments

     Normally, each fund invests substantially all of its assets to meet its investment objective. Each fund may invest the remainder of its assets in securities with a remaining maturity of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities. During such periods, the fund may not be able to achieve its investment objective. The funds intend to adopt a defensive strategy only when Pioneer believes Municipal Securities have extraordinary risks due to political or economic factors.

Short-term trading

     The funds usually do not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance and could cause shareholders to receive larger distributions of taxable income or capital gains.

Derivatives

     Each fund may use futures, options and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, a fund may use derivatives for a variety of purposes, including:

     o  As a hedge against adverse changes in interest rates

     o  As a substitute for purchasing or selling securities

     o  To increase the fund's return

     Even a small investment in derivatives can have a significant impact on a fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Year 2000

     Information technology experts are concerned about computer and other electronic systems' ability to process date related information on and after January 1, 2000. This scenario, commonly referred to as the "Year 2000 problem," could have an adverse impact on the funds and the provision of services to their shareholders. Pioneer is addressing the Year 2000 problem with respect to its systems and those used by the distributor and transfer agent. During 1999, Pioneer expects to finish addressing all material Year 2000 issues and to participate in industry-wide testing. The funds have obtained assurances from their other service providers that they are taking appropriate Year 2000 measures and Pioneer is monitoring their efforts. Although neither fund expects the Year 2000 problem to adversely impact it, neither fund can guarantee that its, or the fund's service providers', efforts will be successful.

                                  PROPOSAL 1

               APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

     The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

     o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on March 31, 1999, but may occur on any later date before September 1, 1999. Your fund will transfer all of its assets to Tax-Free Income Fund, and Tax-Free Income Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Tax-Free Income Fund's portfolio. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

     o Tax-Free Income Fund will issue to your fund Class A shares of Tax-Free Income Fund in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, your fund will immediately distribute these shares to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. In this same manner, Tax-Free Income Fund will issue to your fund Class B and Class C shares that will be distributed to your fund's Class B and Class C shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Tax-Free Income Fund, Class B shareholders of your fund will end up as Class B shareholders of Tax-Free Income Fund, and Class C shareholders of your fund will end up as Class C shareholders of Tax-Free Income Fund.

     o  After the reorganization is over, your fund will be terminated.

Reasons for the Proposed Reorganization

     The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

     First, that a combined fund offers economies of scale that may lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency, insurance, and custodial and administrative services.

     Second, that shareholders may be better served by a less restrictive fund. Your fund has a policy of concentrating its investments in municipal bonds with a dollar-weighted average maturity not exceeding 10 years. This has limited the fund's ability to purchase higher yielding bonds with longer maturities and has limited the fund's ability to gather assets. Tax-Free Income Fund has no stated policy with respect to maturity, allowing it to invest in a broader range of securities, and it has a significantly larger asset size than your fund.

     Third, that Tax-Free Income Fund has performed better than your fund since its inception. While past performance cannot predict future results, the trustees believe that Tax-Free Income Fund is better positioned than your fund to continue to generate strong returns because of its lower expense ratio and more flexible investment policies.

     Fourth, that Tax-Free Income Fund's expenses are currently lower than your fund's expenses. Additionally, if the voluntary limitation on your fund's expenses were discontinued, your fund's expenses would be substantially higher. Shareholders of your fund would pay relatively lower fees each month as shareholders of Tax-Free Income Fund than they would if the reorganization did not occur, and even less if the voluntary expense limitation on your fund's expenses were discontinued.

     Fifth, that Tax-Free Income Fund is more widely recognized in the broker community as Pioneer's primary municipal bond fund. By offering both funds simultaneously, it has been increasingly difficult to attract assets to your fund.

     Sixth, that the Tax-Free Income Fund shares received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have, with potential for higher return.

     The board of trustees of Tax-Free Income Fund considered that the reorganization presents an excellent opportunity for Tax-Free Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees also believe that your fund's shareholders and Tax-Free Income Fund's shareholders will benefit from improved diversification as a result of the reorganization. Because Tax-Free Income Fund is a significantly larger fund than your fund and because it does not place restrictions on portfolio maturity, the trustees feel that the addition of your fund's assets will improve the diversification of Tax-Free Income Fund's overall portfolio. This opportunity provides an economic benefit to Tax-Free Income Fund and its shareholders. Similarly, the trustees feel that shareholders of your fund will benefit from the greater diversification of Tax-Free Income Fund's investment portfolio after the transaction.

     The boards of trustees of both funds also considered that the adviser and the funds' distributor will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit. Because of the fee waiver on your fund, Pioneer will also receive a higher effective fee from managing the assets attributable to your fund if they are a part of Tax-Free Income Fund than if the reorganization does not take place.

     Comparative Fees and Expense Ratios. As discussed above in the Summary, Tax-Free Income Fund pays the same advisory fee rate as your fund for assets up to $250 million, and pays a rate lower than your fund's fee rate at all other asset levels. In addition, because your fund's advisory fee does not have breakpoints, the management fee will remain the same indefinitely.

     In addition to lower advisory fee rates, Tax-Free Income Fund's Class A expense ratio of 0.93% for the calendar year ended December 31, 1997, as well as its pro forma expense ratio of 0.95%, are lower than your fund's gross Class A expense ratio of 1.18% (1.00% for net expenses with the expense limitation). Furthermore, Tax-Free Income Fund's other expenses are lower than your fund's gross other expenses. Both funds pay the same 12b-1 fee rates for each class.

     The trustees do not believe, given your fund's current size and growth rate, that your fund will grow to an asset size which would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly improve the diversification of its investment portfolio. In light of your fund's inability to attract significant assets, the adviser may not continue to subsidize a portion of your fund's expenses indefinitely. When the adviser discontinues this voluntary limitation, your fund's expense ratio will rise even higher above Tax-Free Income Fund's.

     Comparative Performance. The trustees also took into consideration the relative performance of your fund and Tax-Free Income Fund. As shown in the table in the Risk/Return Summary, Tax-Free Income Fund has had better performance than your fund over time.

Unreimbursed Class A Distribution and Shareholder Service Expenses

     The boards of trustees of your fund and Tax-Free Income Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Class A 12b-1 Plan will be reimbursable expenses under Tax-Free Income Fund's Class A Rule 12b-1 Plan. However, the maximum aggregate amount payable annually under Tax-Free Income Fund's Class A 12b-1 Plan (0.25% of average daily net assets attributable to Class A shares) will not increase. The 12b-1 Plans for Class B and C are compensation plans and, consequently, the amounts payable under such plans are not determined by references to actual distribution expenses incurred.

     The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of Class A shares of your fund and Tax-Free Income Fund. The table shows both the dollar amount of these expenses and the percentage of each class' net assets on December 31, 1998 that they represent.

------------------------------------------------------------------------------------------------
                                                       Intermediate Tax-Free     Tax-Free Income
         Unreimbursed Class A 12b-1 Expenses               Class A shares         Class A shares
------------------------------------------------------------------------------------------------
                                                                                       $56,915
  Actual expenses as of December 31, 1998                       $0              less than 0.01%
------------------------------------------------------------------------------------------------
                                                                                       $56,915
  Pro forma combined expenses as of January 1, 1998             --              less than 0.01%
------------------------------------------------------------------------------------------------

     The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time a fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to a fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, a fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets during such period.

Tax Status of the Reorganization

     The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

     o The reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Tax-Free Income Fund as described above or (2) the distribution by your fund of Tax-Free Income Fund shares to your fund's shareholders;

     o No gain or loss will be recognized by Tax-Free Income Fund upon the receipt of your fund's assets solely in exchange for the issuance of Tax-Free Income Fund shares to your fund and the assumption of all of your fund's liabilities by Tax-Free Income Fund;

     o The basis of the assets of your fund acquired by Tax-Free Income Fund will be the same as the basis of those assets in your fund immediately before the transfer;

     o The tax holding period of the assets of your fund in Tax-Free Income Fund will include your fund's tax holding period for those assets;

     o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Tax-Free Income Fund shares as part of the reorganization;

     o The basis of Tax-Free Income Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

     o The tax holding period of the Tax-Free Income Fund shares received by your fund's shareholders will include, for each shareholder, the tax holding period of the shares of your fund surrendered in exchange, provided that shares of your fund were held as capital assets on the date of the exchange.

Additional Terms of Agreement and Plan of Reorganization

     Surrender of Share Certificates. Shareholders of your fund whose shares are represented by one or more share certificates need not surrender their certificates. After the reorganization, certificates evidencing ownership of your fund's shares will evidence ownership of Tax-Free Income Fund shares received in the reorganization. Shareholders must continue to follow procedures for surrendering share certificates (or delivering the appropriate affidavit) in order to redeem shares of Tax-Free Income Fund after the reorganization. Tax-Free Income Fund will not issue share certificates in the reorganization.

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Tax-Free Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 6 and 8). The obligation of Tax-Free Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 7 and 8).

     The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8.7).

     Termination of Agreement. The board of trustees of either your fund or Tax-Free Income Fund may terminate the Agreement (even if the shareholders of your fund have approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

     Expenses of the Reorganization. Tax-Free Income Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $40,000, which will be allocated to the funds on the basis of their relative net assets.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each fund as of December 31, 1998, and the pro forma combined capitalization of both funds as if the reorganization had occurred on such date. The table reflects pro forma exchange ratios of approximately 0.8603 Class A Tax-Free Income Fund shares being issued for each Class A share of your fund, approximately 0.8724 Class B Tax-Free Income Fund shares being issued for each Class B share of your fund and approximately 0.8665 Class C Tax-Free Income Fund shares being issued for each Class C share of your fund. If the reorganization occurs, the actual exchange ratios on the reorganization date will vary due to changes in the market value of the portfolio securities of both Tax-Free Income Fund and your fund between December 31, 1998 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Tax-Free Income Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Tax-Free Income Fund and your fund during the same period.

                                December 31, 1998

                            Intermediate        Tax-Free      Tax Free Income
                              Tax-Free           Income          Pro Forma
                              --------           ------          ---------
Net Assets ..............   $62,058,674      $407,442,319      $469,500,993
Net Asset Value Per Share
  Class A ................  $     10.35      $      12.02      $      12.02
  Class B ................  $     10.39      $      11.93      $      11.93
  Class C ................  $     10.34      $      11.94      $      11.94
Shares Outstanding
  Class A ................    5,561,494        32,730,448        37,514,855
  Class B ................      351,026           904,102         1,210,327
  Class C ................       84,260           273,127           346,137

     It is impossible to predict how many Class A, Class B and Class C shares of Tax-Free Income Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the number or value of Tax-Free Income Fund shares that will actually be received and distributed.

      COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

     Your fund is organized as a Massachusetts business trust. Tax-Free Income Fund is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

     Limitation of Shareholders' and Funds' Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as your fund) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, your board of trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While your board of trustees believes that a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

     Limitation of Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The limitations on trustee liability under Delaware law are equivalent to the protections for liability provided to directors of a corporation under Delaware law. These limitations will be beneficial in attracting and retaining in future qualified persons to act as trustees.

     Shareholder Voting. Delaware law provides that a Delaware business trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act of 1940 (the "1940 Act"), votes on certain matters by trustees would still need to be taken at in-person meetings.

     Declarations of Trust. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The trustees of a Delaware business trust may have the power to amend the business trust's governing instrument to create a class or series of shares of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile--all without shareholder vote. Any exercise of authority by the trustees will be subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that a Delaware business trust always operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or the adviser (the independent trustees), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Tax-Free Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Tax-Free Income Fund and that the interests of Tax-Free Income Fund's shareholders would not be diluted as a result of the reorganization.

     The trustees of your fund recommend that you vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

     (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

     (2) more than 50% of the outstanding shares of the fund.

     Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

     However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

Net asset value

     Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees.

     You buy or sell shares at the net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge. When you buy Class A shares, you pay an initial sales charge. When you sell Class B or Class C shares, you may pay a CDSC depending on how long you have owned your shares.

Choosing a class of shares

     Each fund offers three classes of shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

     Factors you should consider include:

     o How long you expect to own the shares

     o The expenses paid by each class

     o Whether you qualify for any reduction or waiver of sales charges

     Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans

     Each fund has adopted a distribution plan for each class of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution fee but subject to other sales charges.

Comparing classes of shares

----------------------------------------------------------------------------------------------------------------
                                                   Class A
----------------------------------------------------------------------------------------------------------------
Why you might prefer             Class A shares may be your best
each class                       alternative if you prefer to pay an
                                 initial sales charge and have lower annual
                                 expenses, or if you qualify for any reduction
                                 or waiver of the initial sales charge.

Initial sales charge             Up to 4.5% for Tax-Free Income Fund
                                 and 3.5% for Intermediate Tax-Free
                                 Fund of the offering price, which is
                                 reduced or waived for large purchases
                                 and certain types of investors. At the
                                 time of your purchase your investment
                                 firm may receive a commission from
                                 the distributor of up to 4% for Tax-
                                 Free Income Fund and 3% for
                                 Intermediate Tax-Free Fund, declining
                                 as the size of your investment
                                 increases.

Contingent deferred              None, except in certain circumstances
sales charges                    when the initial sales charge is waived.

Distribution and service fees    Up to 0.25% of average daily net
                                 assets.

Annual expenses (including       Lower than Class B or Class C.
distribution and service fees)

Exchange privilege               Class A shares of other Pioneer
                                 mutual funds.

----------------------------------------------------------------------------------------------------------------------------
                                                  Class B                                         Class C
----------------------------------------------------------------------------------------------------------------------------
Why you might prefer             You may prefer Class B shares if you                You may prefer Class C shares if you
each class                       do not want to pay an initial sales                 do not wish to pay an initial sales
                                 charge, or if you plan to hold your                 charge and you would rather pay
                                 investment for at least six years for               higher annual expenses over time.
                                 Intermediate Tax-Free Fund or four years for
                                 Intermediate Tax Free Fund. Class B shares are
                                 not recommended if you are investing $250,000
                                 or more.

Initial sales charge             None                                                None

Contingent deferred              Up to 4% for Tax-Free Income Fund                   A 1% charge if you sell your shares
sales charges                    and 3% for Intermediate Tax-Free Fund               within one year of purchase. Your
                                 is charged if you sell your shares. The             investment firm may receive a
                                 charge is reduced over time and not                 commission from the distributor at the
                                 charged after six years for Tax-Free                time of your purchase of up to 1%.
                                 Income Fund and four years for
                                 Intermediate Tax-Free Fund. Your
                                 investment firm may receive a
                                 commission from the distributor at the
                                 time of your purchase of up to 4% for
                                 Tax-Free Income Fund and 3% for
                                 Intermediate Tax-Free Fund.

Distribution and service fees    Up to 1% of average daily net assets.               Up to 1% of average daily net assets.

Annual expenses (including       Higher than Class A shares; Class B                 Higher than Class A shares; Class C
distribution and service fees)   shares convert to Class A shares after              shares do not convert to any other
                                 eight years for Tax-Free Income Fund                class of shares. You continue to pay
                                 and six years for Intermediate Tax-Free             higher annual expenses.
                                 Fund.

Exchange privilege               Class B shares of other Pioneer                     Class C shares of other Pioneer
                                 mutual funds.                                       mutual funds.

Sales charges: Class A shares

     You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distribution paid by the fund.

Investments of $1 million or more

     You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, or you are a participant in certain group plans. However, you pay a contingent deferred sales charge if you sell your Class A shares within one year of purchase. The contingent deferred sales charge is equal to 1% of your investment or your sales proceeds, whichever is less.

Reduced sales charges

     You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose,

Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. managed by Pioneer.

Sales charges: Class A shares

                                                       Sales charge as a % of
Tax-Free Income Fund                           --------------------------------------
                                               Offering price     Net amount invested
Amount of purchase                             --------------     -------------------
Less than $100,000 ........................          4.50               4.71
$100,000 but less than $250,000 ...........          3.50               3.63
$250,000 but less than $500,000 ...........          2.50               2.56
$500,000 but less than $1 million .........          2.00               2.04
$1 million or more ........................           -0-                -0-

                                                       Sales charge as a % of
Intermediate Tax-Free Fund                    ---------------------------------------
                                               Offering price     Net amount invested
Amount of purchase                             --------------     -------------------
Less than $50,000 .........................          3.50               3.63
$50,000 but less than $100,000 ............          3.00               3.09
$100,000 but less than $500,000 ...........          2.50               2.56
$500,000 but less than $1 million .........          2.00               2.04
$1 million or more ........................           -0-                -0-

Sales charges: Class B shares

     You buy Class B shares at net asset value per share without paying an initial sales charge. However, you will pay a CDSC to the distributor if you sell your Class B shares within six years of purchase for Tax-Free Income Fund and four years for Intermediate Tax-Free Fund. The CDSC decreases as the number of years since your purchase increases.

Contingent deferred sales charge

 On shares sold before the end of year         As a % of dollar amount subject to the sales charge
 -------------------------------------         ---------------------------------------------------
                                              Tax-Free Income Fund       Intermediate Tax-Free Fund
                                              --------------------       --------------------------
                      1                               4                              3
                      2                               4                              3
                      3                               3                              2
                      4                               3                              1
                      5                               2                             -0-
                      6                               1                             -0-
                                                                         Convert to Class A shares
                      7                              -0-                      after six years
                      8                              -0-                            --
                                          Convert to Class A shares                 --
                      9                       after eight years

Conversion to Class A shares

     Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

     Your Class B shares will convert to Class A shares at the beginning of the calendar month (calendar quarter for shares purchased before October 1, 1998) that is eight years, in the case of Tax-Free Income Fund, or six years, in the case of Intermediate Tax-Free Fund, after the date of purchase, except that:

     o Shares bought by reinvesting dividends and capital gains will convert to Class A shares at the same time as shares on which the dividend or distribution was paid

     o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

     Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Paying the contingent deferred sales charge

     Several rules apply for Class B shares so that you pay the lowest possible CDSC.

     o The CDSC is calculated on the current market value, or the original cost, of the shares you are selling, whichever is less

     o  You do not pay a CDSC on reinvested dividends or distributions

     o In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

     o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

     o  You may qualify for a waiver of the CDSC normally charged

Sales charges: Class C shares

     You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay to the distributor a contingent deferred sales charge of 1% of the current market value, or the original cost, of the shares you are selling, whichever is less.

Paying the contingent deferred sales charge

     Several rules apply for Class C shares so that you pay the lowest possible CDSC.

     o The CDSC is calculated on the current market value, or the original cost, of the shares you are selling, whichever is less

     o  You do not pay a CDSC on reinvested dividends or distributions

     o In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

     o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you bought most recently.

     o  You may qualify for a waiver of the CDSC normally charged

Opening your account

     If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options

     Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the fund's transfer agent for account applications, account options forms and other account information:

                         Pioneering Services Corporation
                                  P.O. Box 9014
                        Boston, Massachusetts 02205-9014
                            Telephone 1-800-225-6292

Telephone transaction privileges

     If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

General rules on buying, exchanging and selling your fund shares

Share price

     If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

Buying

     You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

Minimum investment amounts

     Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

Exchanging

     You may exchange your shares for shares of the same class of another Pioneer mutual fund.

     Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling

     Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

     If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

     If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good order means that:

     o  You have provided adequate instructions

     o  There are no outstanding claims against your account

     o  There are no transaction limitations on your account

     o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o  Your request includes a signature guarantee if you:

        -- Are selling over $100,000 worth of shares

        -- Changed your account registration or address within the last 30 days

        -- Instruct the transfer agent to mail the check to an address different from the one on your account

        -- Want the check paid to someone other than the account owner(s)

        -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, exchanging and selling shares

                ----------------------------------------------------------------------------------------------------------------
                                      Buying shares                                         Exchanging shares
                ----------------------------------------------------------------------------------------------------------------
     Through    Normally, your investment firm will send your            Normally, your investment firm will send your exchange
        your    purchase request to the fund's transfer agent.           request to the fund's transfer agent.
  investment    Consult your investment professional for more            Consult your investment professional for more
        firm    information. Your investment firm may receive a          information about exchanging your shares.
                commission from the distributor for your purchase
                of fund shares. The distributor or its affiliates
                may pay additional compensation, out of their own
                assets, to certain investment firms or their
                affiliates based on objective criteria
                established by the distributor.

    By phone    You can use the telephone purchase privilege if          After you establish your fund account, you can
                you have an existing non-retirement account or           exchange fund shares by phone if:
                certain IRAs. You can purchase additional fund           o You are using the exchange to establish a new
                shares by phone if:                                        account, provided the new account has a
                o You established your bank account of record at           registration identical to the original account
                  least 30 days ago                                      o The fund into which you are exchanging offers the
                o Your bank information has not changed for at least       same class of shares
                  30 days                                                o You are not exchanging more than $500,000 worth
                o You are not purchasing more than $25,000 worth           of shares per account per day
                  of shares per account per day                          o You can provide the proper account identification
                o You can provide the proper account identification        information

                When you request a telephone purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

  In writing,   You can purchase fund shares for an existing fund        You can exchange fund shares by mailing or faxing
      by mail   account by mailing a check to the transfer agent.        a letter of instruction to the transfer agent. You can
    or by fax   Make your check payable to the fund. Neither initial     exchange fund shares directly through the fund only
                nor subsequent investments should be made by third       if your account is registered in your name. However,
                party check. Your check must be in U.S. dollars and      you may not fax an exchange request for more than
                drawn on a U.S. bank. Include in your purchase           $500,000. Include in your letter:
                request the fund's name, the account number and          o The names and signatures of all registered owners
                the name or names in the account registration.           o A signature guarantee for each registered owner if
                                                                           the amount of the exchange is more than $500,000
                                                                         o The name of the fund out of which you are exchanging
                                                                           and the name of the fund into which you are exchanging
                                                                         o The class of shares you are exchanging
                                                                         o The dollar amount or number of shares you are exchanging

----------------------------------------------------------------------------------------
                                      Selling shares                                       How to contact us
----------------------------------------------------------------------------------------
Normally, your investment firm will send your request to sell shares to the fund's         By phone
transfer agent. Consult your investment professional for more information. The fund
has authorized the distributor to act as its agent in the repurchase of fund shares from   For information or to request a telephone
qualified investment firms. The fund reserves the right to terminate this procedure at     transaction between 8:00 a.m. and 9:00
any time.                                                                                  p.m. (Eastern time) by speaking with a
                                                                                           shareholder services representative call
                                                                                           1-800-225-6292
                                                                                           To request a transaction using FactFoneSM
                                                                                           call
                                                                                           1-800-225-4321
                                                                                           Telecommunications Device for the Deaf
You may sell up to $100,000 per account per day. You may sell fund shares held in a        (TDD)
retirement plan account by phone only if your account is an IRA. You may not               1-800-225-1997
sell your shares by phone if you have changed your address (for checks) or your
bank information (for wires and transfers) in the last 30 days.                            By mail

                                                                                           Send your written instructions to:
                                                                                           Pioneering Services Corporation
You may receive your sale proceeds:                                                        P.O. Box 9014
                                                                                           Boston, Massachusetts 02205-9014
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are             By fax
  being sent to your bank address of record
                                                                                           Fax your exchange and sale requests to:
                                                                                           1-800-225-4240


                                                                                           Exchange privilege

                                                                                           The fund and the distributor reserve the
                                                                                           right to refuse any exchange request or
                                                                                           restrict, at any time without notice, the
                                                                                           number and/or frequency of exchanges
You can sell some or all of your fund shares by writing directly to the fund only if       to prevent abuses of the exchange
your account is registered in your name. Include in your request your name, the fund's     privilege. Abuses include frequent
name, your fund account number, the class of shares to be sold, the dollar amount or       trading in response to short-term market
number of shares to be sold and any other applicable requirements as described below.      fluctuations and a pattern of trading
The transfer agent will send the sale proceeds to your address of record unless you        that appears to be an attempt to "time
provide other instructions. Your request must be signed by all registered owners and be    the market." In addition, the fund and
in good order. The transfer agent will not process your request until it is received in    the distributor reserve the right, at any
good order. You may not sell more than $100,000 per account per day by fax.                time without notice, to charge a fee for
                                                                                           exchanges or to modify, limit, suspend or
                                                                                           discontinue the exchange privilege.

Shareholder account policies

Signature guarantees and other requirements

     You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size

     The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

Telephone access

     You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

Share certificates

     Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. Under certain legal circumstances, you may request a certificate for your Class A shares only. A fee may be charged for this service.


Other policies

     The fund may suspend payment of sale proceeds under certain circumstances. The fund or the distributor may revise, suspend or terminate the account options and services available to shareholders at any time.

Dividends and capital gains

     The fund declares a dividend from any net investment income and any net short-term capital gains each business day. You begin earning dividends on the first business day following receipt of payment for shares; your shares continue to earn dividends up to and including the date you redeem them. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes net long-term capital gains, if any, in November. The fund may also pay dividends and distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the capital gains distribution whether you reinvest the distribution or receive it as cash.

     Sales and exchanges may be taxable transactions to shareholders.

Taxes

     For federal income tax purposes, your distributions from the fund's net long-term capital gains (capital gain dividends) are considered long-term capital gains. Dividends the fund pays from its tax-exempt interest income will be designated as exempt-interest dividends and will be treated as tax-exempt interest for federal income tax purposes, although they may increase a shareholder's liability for alternative minimum tax in certain circumstances. Dividends (other than capital gain dividends and exempt-interest dividends) and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. You may also have tax consequences (generally, a capital gain or loss) when you sell or exchange fund shares. Each year the fund will mail to you information about your dividends and distributions for, and the shares you sold in, the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sales proceeds and any other payments to you.

     You should ask your own tax adviser about any federal or state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareholders.

FINANCIAL HIGHLIGHTS

Pioneer Intermediate Tax-Free Fund
Selected Data for a Class A Share Outstanding Throughout Each Period:

                                                                     Six Months
                                                                       Ended
                                                                   June 30, 1998
                                                                   -------------
Net asset value, beginning of period ............................     $ 10.45
Increase (decrease) from investment operations:
Net investment income (loss) ....................................     $  0.21
Net realized and unrealized gain (loss) on investments ..........       (0.03)
Net increase (decrease) from investment operations ..............     $  0.18
Distributions to shareholders:
Net investment income ...........................................       (0.22)
Net realized gain ...............................................          --
Net increase (decrease) in net asset value ......................     $ (0.04)
Net asset value, end of period ..................................     $ 10.41
Total return* ...................................................        1.69%
Ratios/Supplemental Data
Ratio of net expenses to average net assets .....................        1.01%**+
Ratio of net investment income (loss) to average net assets .....        4.06%**+
Portfolio turnover rate .........................................          36%**
Net assets, end of period (in thousands) ........................     $59,729
Ratios assuming no waiver of management fees by Pioneer and
  no reduction for fees paid indirectly:
Net expenses ....................................................        1.23%**
Net investment income (loss) ....................................        3.84%**
Ratios assuming waiver of management fees by Pioneer and
  reduction for fees paid indirectly:
Net expenses ....................................................        1.00%**
Net investment income (loss) ....................................        4.07%**

                                                                                For the Year Ended December 31,
                                                                    --------------------------------------------------------
                                                                      1997        1996        1995       1994(a)       1993
                                                                    -------     -------     -------      -------     -------
Net asset value, beginning of period ............................   $ 10.28     $ 10.44     $  9.62      $ 10.76     $ 10.32
Increase (decrease) from investment operations:
Net investment income (loss) ....................................   $  0.44     $  0.46     $  0.49      $  0.49     $  0.56
Net realized and unrealized gain (loss) on investments ..........      0.25       (0.15)       0.82        (1.13)       0.56
Net increase (decrease) from investment operations ..............   $  0.69     $  0.31     $  1.31      $ (0.64)    $  1.12
Distributions to shareholders:
Net investment income ...........................................     (0.44)      (0.47)      (0.49)       (0.49)      (0.56)
Net realized gain ...............................................     (0.08)         --          --        (0.01)      (0.12)
Net increase (decrease) in net asset value ......................   $  0.17     $ (0.16)    $  0.82      $ (1.14)    $  0.44
Net asset value, end of period ..................................   $ 10.45     $ 10.28     $ 10.44      $  9.62     $ 10.76
Total return* ...................................................      6.87%       3.03%      13.80%       (6.02)%     11.08%
Ratios/Supplemental Data
Ratio of net expenses to average net assets .....................      1.02%+      1.03%+      1.02%+       1.00%       0.85%
Ratio of net investment income (loss) to average net assets .....      4.23%+      4.47%+      4.77%+       4.89%       5.23%
Portfolio turnover rate .........................................        35%         34%         29%          39%         14%
Net assets, end of period (in thousands) ........................   $65,255     $73,387     $79,432      $76,674     $82,907
Ratios assuming no waiver of management fees by Pioneer and no reduction for fees paid indirectly:
Net expenses ....................................................      1.17%       1.14%       1.12%        1.22%       1.12%
Net investment income (loss) ....................................      4.08%       4.36%       4.67%        4.67%       4.97%
Ratios assuming waiver of management fees by Pioneer and reduction for fees paid indirectly:
Net expenses ....................................................      1.00%       1.00%       1.00%          --          --
Net investment income (loss) ....................................      4.25%       4.50%       4.79%          --          --

Pioneer Intermediate Tax-Free Fund
Selected Data for a Class B Share Outstanding Throughout Each Period:

                                                                            Six Months Ended
                                                                              June 30, 1998
                                                                            ----------------
Net asset value, beginning of period .....................................        $ 10.47
Increase (decrease) from investment operations:
Net investment income (loss) .............................................        $ 0.17
Net realized and unrealized gain (loss) on investments ...................         (0.04)
Net increase (decrease) from investment operations: ......................        $ 0.13
Distributions to shareholders:
Net investment income ....................................................         (0.15)
Net realized gain ........................................................            --
Net increase (decrease) in net asset value ...............................        $(0.02)
Net asset value, end of period ...........................................        $10.45
Total return* ............................................................          1.29%
Ratios/Supplemental Data
Ratio of net expenses to average net assets ..............................          1.84%**+
Ratio of net investment income (loss) to average net assets ..............          3.23%**+
Portfolio turnover rate ..................................................            36%**
Net assets, end of period (in thousands) .................................        $2,667
Ratios assuming no waiver of management fees by Pioneer and no reduction for fees paid indirectly:
Net expenses .............................................................          2.05%**
Net investment income (loss) .............................................          3.02%**
Ratios assuming waiver of management fees by Pioneer and reduction for fees paid indirectly:
Net expenses .............................................................          1.83%**
Net investment income (loss) .............................................          3.24%**

                                                                                    For the Year Ended
                                                                                       December 31,
                                                                              -------------------------------
                                                                               1997        1996         1995
                                                                              ------      ------       ------
Net asset value, beginning of period .....................................    $10.31      $10.46       $ 9.65
Increase (decrease) from investment operations:
Net investment income (loss) .............................................    $ 0.36      $ 0.38       $ 0.41
Net realized and unrealized gain (loss) on investments ...................      0.25       (0.15)        0.80
Net increase (decrease) from investment operations: ......................    $ 0.61      $ 0.23       $ 1.21
Distributions to shareholders:
Net investment income ....................................................     (0.37)      (0.38)       (0.40)
Net realized gain ........................................................     (0.08)         --           --
Net increase (decrease) in net asset value ...............................    $ 0.16      $(0.15)      $ 0.81
Net asset value, end of period ...........................................    $10.47      $10.31       $10.46
Total return* ............................................................      6.08%       2.25%       12.71%
Ratios/Supplemental Data
Ratio of net expenses to average net assets ..............................      1.81%+      1.81%+       1.86%+
Ratio of net investment income (loss) to average net assets ..............      3.44%+      3.68%+       3.90%+
Portfolio turnover rate ..................................................        35%         34%          29%
Net assets, end of period (in thousands) .................................    $3,010      $2,864       $2,553
Ratios assuming no waiver of management fees by Pioneer and no reduction for fees paid indirectly:
Net expenses .............................................................      1.96%       1.91%        1.96%
Net investment income (loss) .............................................      3.29%       3.58%        3.80%
Ratios assuming waiver of management fees by Pioneer and reduction for fees paid indirectly:
Net expenses .............................................................      1.79%       1.76%        1.82%
Net investment income (loss) .............................................      3.46%       3.73%        3.94%

                                                                             April 29, 1994 to
                                                                            December 31, 1994(a)
                                                                            --------------------
Net asset value, beginning of period .....................................         $10.07
Increase (decrease) from investment operations:
Net investment income (loss) .............................................         $0.27
Net realized and unrealized gain (loss) on investments ...................          (0.42)
Net increase (decrease) from investment operations: ......................         $(0.15)
Distributions to shareholders:
Net investment income ....................................................          (0.27)
Net realized gain ........................................................             --
Net increase (decrease) in net asset value ...............................         $(0.42)
Net asset value, end of period ...........................................         $ 9.65
Total return* ............................................................          (1.49%)
Ratios/Supplemental Data
Ratio of net expenses to average net assets ..............................           1.84%**
Ratio of net investment income (loss) to average net assets ..............           4.17%**
Portfolio turnover rate ..................................................             39%
Net assets, end of period (in thousands) .................................         $1,529
Ratios assuming no waiver of management fees by Pioneer and no reduction for fees paid indirectly:
Net expenses .............................................................           2.14%**
Net investment income (loss) .............................................           3.87%**
Ratios assuming waiver of management fees by Pioneer and reduction for fees paid indirectly:
Net expenses .............................................................             --
Net investment income (loss) .............................................             --

--------
(a) Per share data based upon average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

Pioneer Intermediate Tax-Free Fund
Selected Data for a Class C Share Outstanding Throughout Each Period:

                                                                              Six Months Ended
                                                                                June 30, 1998
                                                                              ----------------
Net asset value, beginning of period .......................................        $10.48
Increase (decrease) from investment operations:
Net investment income (loss) ...............................................        $ 0.16
Net realized and unrealized gain (loss) on investments .....................         (0.04)
Net increase (decrease) from investment operations:                                 $ 0.12
Distributions to shareholders:
Net investment income ......................................................         (0.18)
In excess of net investment income .........................................            --
Net realized gain ..........................................................            --
Net increase (decrease) in net asset value .................................        $(0.06)
Net asset value, end of period .............................................        $10.42
Total return* ..............................................................          1.15%
Ratios/Supplemental Data
Ratio of net expenses to average net assets ................................          1.95%**+
Ratio of net investment income (loss) to average net assets ................          3.21%**+
Portfolio turnover rate ....................................................            36%**
Net assets, end of period (in thousands) ...................................        $  170
Ratios assuming no waiver of management fees by Pioneer and no reduction for fees paid indirectly:
Net expenses ...............................................................          2.17%**
Net investment income (loss) ...............................................          2.99%**
Ratios assuming waiver of management fees by Pioneer and reduction for fees paid indirectly:
Net expenses ...............................................................          1.94%**
Net investment income (loss) ...............................................          3.22%**

                                                                              For the Year Ended  January 31, 1996 to
                                                                               December 31, 1997   December 31, 1996
                                                                              ------------------  -------------------
Net asset value, beginning of period .......................................         $10.29               $10.51
Increase (decrease) from investment operations:
Net investment income (loss) ...............................................         $ 0.35               $ 0.33
Net realized and unrealized gain (loss) on investments .....................           0.26                (0.21)
Net increase (decrease) from investment operations:                                  $ 0.61               $ 0.12
Distributions to shareholders:
Net investment income ......................................................          (0.34)               (0.33)
In excess of net investment income .........................................             --                (0.01)
Net realized gain ..........................................................          (0.08)                  --
Net increase (decrease) in net asset value .................................         $ 0.19               $(0.22)
Net asset value, end of period .............................................         $10.48               $10.29
Total return* ..............................................................           6.04%                1.22%
Ratios/Supplemental Data
Ratio of net expenses to average net assets ................................           1.84%+               1.97%**+
Ratio of net investment income (loss) to average net assets ................           3.41%+               3.51%**+
Portfolio turnover rate ....................................................             35%                  34%
Net assets, end of period (in thousands) ...................................         $  300               $  202
Ratios assuming no waiver of management fees by Pioneer and no reduction for fees paid indirectly:
Net expenses ...............................................................           1.99%                2.08%**
Net investment income (loss) ...............................................           3.26%                3.40%**
Ratios assuming waiver of management fees by Pioneer and reduction for fees paid indirectly:
Net expenses ...............................................................           1.82%                1.89%**
Net investment income (loss) ...............................................           3.43%                3.59%**

Pioneer Tax-Free Income Fund
Selected Data for a Class A Share Outstanding Throughout Each Period:

                                                                   Six Months Ended
                                                                     June 30, 1998
                                                                   ----------------
Net asset value, beginning of period ............................      $  12.17
Increase (decrease) from investment operations:
Net investment income (loss) ....................................      $   0.27
Net realized and unrealized gain (loss) on investments ..........          0.03
Net increase (decrease) from investment operations ..............      $   0.30
Distributions to shareholders:
Net investment income ...........................................         (0.28)
Net realized gain ...............................................            --
Net increase (decrease) in net asset value ......................      $   0.02
Net asset value, end of period ..................................      $  12.19
Total return* ...................................................          2.46%
Ratios/Supplemental Data
Ratio of net expenses to average net assets .....................          0.92%**+
Ratio of net investment income (loss) to average net assets .....          4.57%**+
Portfolio turnover rate .........................................            66%**
Net assets, end of period (in thousands) ........................      $398,003
Ratios assuming reduction for fees paid indirectly:
Net expenses ....................................................          0.92%**
Net investment income (loss) ....................................          4.57%**

                                                                              For the Year Ended December 31,
                                                                     --------------------------------------------------
                                                                       1997          1996          1995          1994
                                                                     --------      --------      --------      --------
Net asset value, beginning of period ............................    $  11.96      $  12.36      $  11.24      $  12.68
Increase (decrease) from investment operations:
Net investment income (loss) ....................................    $   0.59      $   0.62      $   0.64      $   0.64
Net realized and unrealized gain (loss) on investments ..........        0.45         (0.21)         1.21         (1.44)
Net increase (decrease) from investment operations ..............    $   1.04      $   0.41      $   1.85      $  (0.80)
Distributions to shareholders:
Net investment income ...........................................       (0.59)        (0.62)        (0.64)        (0.64)
Net realized gain ...............................................       (0.24)        (0.19)        (0.09)           --
Net increase (decrease) in net asset value ......................    $   0.21      $  (0.40)     $   1.12      $  (1.44)
Net asset value, end of period ..................................    $  12.17      $  11.96      $  12.36      $  11.24
Total return* ...................................................        8.94%         3.57%        16.84%        (6.38%)
Ratios/Supplemental Data
Ratio of net expenses to average net assets .....................        0.93%+        0.92%+        0.91%+        0.91%
Ratio of net investment income (loss) to average net assets .....        4.87%+        5.16%+        5.37%+        5.37%
Portfolio turnover rate .........................................          22%           44%           35%           55%
Net assets, end of period (in thousands) ........................    $413,856      $441,733      $476,584      $452,661
Ratios assuming reduction for fees paid indirectly:
Net expenses ....................................................        0.91%         0.90%         0.89%           --
Net investment income (loss) ....................................        4.89%         5.18%         5.39%           --

                                                                  For the Year
                                                                     Ended
                                                                  December 31,
                                                                  ------------
                                                                    1993(a)
                                                                   --------
Net asset value, beginning of period ............................  $  12.08
Increase (decrease) from investment operations:
Net investment income (loss) ....................................  $   0.67
Net realized and unrealized gain (loss) on investments ..........      0.87
Net increase (decrease) from investment operations ..............  $   1.54
Distributions to shareholders:
Net investment income ...........................................     (0.67)
Net realized gain ...............................................     (0.27)
Net increase (decrease) in net asset value ......................  $   0.60
Net asset value, end of period ..................................  $  12.68
Total return* ...................................................     12.98%
Ratios/Supplemental Data
Ratio of net expenses to average net assets .....................      0.86%
Ratio of net investment income (loss) to average net assets .....      5.37%
Portfolio turnover rate .........................................        58%
Net assets, end of period (in thousands) ........................  $532,491
Ratios assuming reduction for fees paid indirectly:
Net expenses ....................................................        --
Net investment income (loss) ....................................        --

--------
(a) Prior to assumption of management agreement on December 1, 1993 by Pioneer, the fund was advised by Mutual of Omaha Management Company.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

Pioneer Tax-Free Income Fund
Selected Data for a Class B Share Outstanding Throughout Each Period:

                                                                                         For the Year Ended
                                                                                            December 31,
                                                                    Six Months Ended     ------------------    April 28, 1995 to
                                                                      June 30, 1998       1997        1996     December 31, 1995
                                                                    ----------------     ------      ------    -----------------
Net asset value, beginning of period .............................       $12.09          $11.88      $12.31         $11.81
Increase (decrease) from investment operations:
Net investment income (loss) .....................................       $ 0.23          $ 0.50      $ 0.53         $ 0.35
Net realized and unrealized gain (loss) on investments ...........         0.03            0.44       (0.22)          0.58
Net increase (decrease) from investment operations: ..............       $ 0.26          $ 0.94      $ 0.31         $ 0.93
Distributions to shareholders:
Net investment income ............................................        (0.24)          (0.49)      (0.53)         (0.34)
In excess of net investment income ...............................           --              --       (0.02)            --
Net realized gain ................................................           --           (0.24)      (0.19)         (0.09)
Net increase (decrease) in net asset value .......................       $ 0.02          $ 0.21      $(0.43)        $(0.50)
Net asset value, end of period ...................................       $12.11          $12.09      $11.88         $12.31
Total return* ....................................................         2.16 %          8.16%       2.66%          7.94%
Ratios/Supplemental Data
Ratio of net expenses to average net assets ......................         1.64%**+        1.68%+      1.67%+         1.72%**+
Ratio of net investment income (loss) to average net assets ......         3.83%**+        4.12%+      4.38%+         4.38%**+
Portfolio turnover rate ..........................................           66%**           22%         44%            35%
Net assets, end of period (in thousands) .........................       $7,284          $5,588      $4,792         $2,069
Ratios assuming reduction for fees paid indirectly:
Net expenses .....................................................         1.64%**         1.66%       1.65%          1.65%**
Net investment income (loss) .....................................         3.83%**         4.14%       4.40%          4.45%**

Pioneer Tax-Free Income Fund
Selected Data for a Class C Share Outstanding Throughout Each Period:

                                                                       Six Months Ended
                                                                         June 30, 1998
                                                                       ----------------
Net asset value, beginning of period ................................        $12.11
Increase (decrease) from investment operations:
Net investment income (loss) ........................................        $ 0.23
Net realized and unrealized gain (loss) on investments ..............          0.02
Net increase (decrease) from investment operations: .................        $ 0.25
Distribution to shareholders:
Net investment income ...............................................         (0.24)
In excess of net investment income ..................................            --
Net realized gain ...................................................            --
Net increase (decrease) in net asset value ..........................        $ 0.01
Net asset value, end of period ......................................        $12.12
Total return* .......................................................          2.08%
Ratios/Supplemental Data
Ratio of net expenses to average net assets .........................          1.59%**+
Ratio of net investment income (loss) to average net assets .........          3.84%**+
Portfolio turnover rate .............................................            66%**
Net assets, end of period (in thousands) ............................        $2,593
Ratios assuming reduction for fees paid indirectly:
Net expenses ........................................................          1.59%**
Net investment income (loss) ........................................          3.84%**

                                                                       For the Year Ended   January 31, 1996 to
                                                                        December 31, 1997    December 31, 1996
                                                                       ------------------   -------------------
Net asset value, beginning of period ................................         $11.88               $12.32
Increase (decrease) from investment operations:
Net investment income (loss) ........................................         $ 0.49               $ 0.49
Net realized and unrealized gain (loss) on investments ..............           0.47                (0.24)
Net increase (decrease) from investment operations: .................         $ 0.96               $ 0.25
Distribution to shareholders:
Net investment income ...............................................          (0.49)               (0.49)
In excess of net investment income ..................................             --                (0.01)
Net realized gain ...................................................          (0.24)               (0.19)
Net increase (decrease) in net asset value ..........................         $ 0.23               $(0.44)
Net asset value, end of period ......................................         $12.11               $11.88
Total return* .......................................................           8.32%                2.19%
Ratios/Supplemental Data
Ratio of net expenses to average net assets .........................           1.70%+               1.71%**+
Ratio of net investment income (loss) to average net assets .........           4.04%+               4.34%**+
Portfolio turnover rate .............................................             22%                  44%
Net assets, end of period (in thousands) ............................         $1,643               $  383
Ratios assuming reduction for fees paid indirectly:
Net expenses ........................................................           1.67%                1.69%**
Net investment income (loss) ........................................           4.07%                4.36%**

--------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption for the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Solicitation of proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of Pioneer and the fund's transfer agent, Pioneering Services Corporation; or by representatives or compensated agents, including broker-dealer firms. Alamo Direct, a third-party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $5,000. The costs of the proxy and solicitation will be borne jointly by the funds.

Revoking proxies

     A fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with Pioneering Services Corporation, 60 State Street, Boston, Massachusetts 02109, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding shares and quorum

     As of January 29, 1999, 5,524,948 Class A shares, 324,235 Class B shares and 95,191 Class C shares of beneficial interest of your fund were outstanding. Only shareholders of record on February 1, 1999 (the record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

Other business

     Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect

     o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting

OWNERSHIP OF SHARES OF THE FUNDS

     To the knowledge of the fund, as of December 31, 1998, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund and Tax-Free Income Fund:

---------------------------------------------------------------------------------------------------------
                                                                              Pro forma ownership of
                                                                            Tax-Free Income Fund as of
    Names and addresses of owners of        Intermediate Tax-Free                December 31, 1998
         more than 5% of shares         -----------------------------     -------------------------------
                                        Class A   Class B     Class C     Class A   Class B     Class C
---------------------------------------------------------------------------------------------------------
 Merrill Lynch, Pierce, Fenner & Smith
 Incorporated
 for the Sole Benefit of its Customers     --     32.37%      71.63%         --     20.09%      35.37%
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------
 Pioneer Funds Distributor, Inc.
 60 State Street                           --        --       12.90%         --        --        3.14%
 Boston, MA 02109-1800
---------------------------------------------------------------------------------------------------------
 Alice M. Latella and
 Philip A. Latella                         --        --        6.01%         --        --        1.46%
 1009 Beckwith Place
 Utica, NY 13501-5317
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                              Pro forma ownership of
    Names and addresses of owners of                                        Tax-Free Income Fund as of
         more than 5% of shares             Tax-Free Income Fund                December 31, 1998
---------------------------------------------------------------------------------------------------------
 Merrill Lynch, Pierce, Fenner & Smith
 Incorporated
 for the Sole Benefit of its Customers     --     14.32%      22.72%         --     20.09%      35.37%
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc.
 388 Greenwich Street                      --        --       25.31%         --        --       19.97%
 New York, NY 10013-2375
---------------------------------------------------------------------------------------------------------
 Raffaella R. Buonocore
 Trustee of Raffaella R. Buonocore
 Living Trust dated 4/25/97                --        --        5.37%         --        --        4.24%
 1720 Walnut Street
 Chester, PA 19013-5725
---------------------------------------------------------------------------------------------------------

     As of December 31, 1998, the trustees and officers of your fund and Tax-Free Income Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of the respective funds.

EXPERTS

     The financial statements and the financial highlights of Intermediate Tax-Free Fund and Tax-Free Income Fund, each as of December 31, 1997 and June 30, 1998, are incorporated by reference into this proxy statement and prospectus. The financial statements and highlights have been independently audited by Arthur Andersen LLP, as stated in their reports appearing in the statement of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

     Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of___________, 1999, by and between Pioneer Intermediate Tax-Free Fund, a Massachusetts business trust with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Fund"), and Pioneer Tax-Free Income Fund (the "Acquiring Fund"), a Delaware business trust with its principal place of business at 60 State Street, Boston, Massachusetts 02109.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the issuance of Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein in exchange for (i) the assumption by the Acquiring Fund of all known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities, which shall be assigned and transferred to and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and/or Class C shares of beneficial interest of the Acquired Fund, as of the close of business on the closing date (the "Closing Date"), of a number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets"), of the Acquired Fund so transferred, assumed, assigned and delivered, all determined as provided in paragraph 2 and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Pioneer Investment Management, Inc. (the "Administrator"), as administrator for the Acquiring Fund and for the Acquired Fund and shall be recomputed by Arthur Andersen LLP, independent auditors of the Acquiring Fund. The determination of the Administrator, as recomputed by said auditors, shall be conclusive and binding on all parties in interest.

     1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in paragraph 8.7 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3 Each of the Acquiring Fund and the Acquired Fund shall bear its own expenses in connection with the transactions contemplated by this Agreement.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record ("the Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the last day such Exchange is open for unrestricted trading immediately preceding the Closing Date (the "Valuation Date"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares and Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund will not issue share certificates representing Acquiring Fund Shares unless a shareholder specifically requests the Acquiring Fund Shares in certificated form and, if applicable, in exchange for outstanding certificates representing Acquired Fund shares, as described in paragraph 1.5.

     1.5 The Acquiring Fund shall record the net asset value of all outstanding Acquired Fund certificated shares in its books and records as of the Closing Date, in accordance with paragraph 2.2, and daily thereafter, in accordance with the Acquiring Fund's procedures for


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determining net asset value per share. The Acquiring Fund will honor certificates representing Acquired Fund shares at their net asset value as determined on the books and records of the Acquiring Fund, and subject to the Acquiring Fund's normal requirements for redeeming or transferring shares evidenced by certificates. Acquired Fund shareholders need not surrender such certificates or deliver affidavits with respect to lost certificates after the Closing. Any Acquired Fund certificate which remains outstanding on the Closing Date shall be deemed to be evidence of ownership of the same class of shares of beneficial interest of the Acquiring Fund.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The Acquired Fund shall file an application (on Form N-8F or such other form deemed appropriate by the Securities and Exchange Commission (the "Commission")) pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as soon as practicable following the Liquidation Date, and the existence of the Acquired Fund shall be terminated in accordance with Massachusetts law as promptly as practicable thereafter.

     2. VALUATION

     2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net value of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of the New York Stock Exchange on the Valuation Date. The net asset value per share of Acquiring Fund Shares shall be computed by the Administrator in the manner set forth in the Agreement and Declaration of Trust or By-Laws of the Acquiring Fund and then-current prospectus and statement of additional information of the Acquiring Fund and shall be computed to not fewer than six decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Administrator by calculating the value of the assets attributable to each class of shares transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities attributable to each class of shares to be assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's most recent prospectus and statement of additional information.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with paragraph 2.1.

     2.3 All computations of value shall be made by the Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund.

     3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be as of ___________, 1999, or as of such other date on or before ___________, 1999 as the parties may agree in writing. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Acquiring Fund, 60 State Street, Boston, Massachusetts 02109, or at such other time and/or place as the parties may agree in writing.

     3.2 Portfolio securities that are not held in book-entry form in the name of Brown Brothers Harriman & Co. (the "Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than five business days preceding the Valuation Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

     3.3 In the event that on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before
                , 1999, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of Acquired Fund shareholders and the number and percentage ownership of outstanding shares of each class of shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Valuation Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring


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Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the
Acquiring Fund Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Fund is a registered investment company classified as a management company of the open-end diversified type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Acquired Fund or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound;

          (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

          (e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of December 31, 1998 and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1998 and 1997 (audited by Arthur Andersen LLP, independent public accountants) (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial position of the Acquired Fund as of December 31, 1998 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

          (g) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

          (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed, furnished, or extensions of time for such filing shall have been granted, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (i) The Acquired Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date with respect to its final taxable year ending on the Closing Date;

          (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;


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


          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject in each case to the approval of Acquired Fund shareholders;

          (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

          (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in paragraph 4.2(l) hereof), on the effective date of the Registration Statement, on the date of the meeting of Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

          (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund; and

          (q) The prospectus of the Acquired Fund dated April 30, 1998, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end diversified type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The prospectus of the Acquiring Fund and statement of additional information of the Acquiring Fund, dated April 30, 1998, and any amendments or supplements thereto on or prior to the Closing Date (the "Acquiring Fund Prospectus") and the Registration Statement to be filed in connection with this Agreement referred to in paragraph 5.7 hereof (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund's warranty in paragraph 4.1(m) hereof) conforms and will conform at all times on or prior to the Closing Date in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, and the Registration Statement will not include an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provisions of the Agreement and Declaration of Trust or By-Laws of the Acquiring Fund or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed


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


     in writing to the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business;

          (g) The statement of assets and liabilities of the Acquiring Fund, as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1998 and 1997 (audited by Arthur Andersen LLP, independent public accountants) (copies of which have been furnished to the Acquired
     Fund) present fairly in all material respects the financial position of the Acquiring Fund as of December 31, 1998;

          (h) The Acquiring Fund or its predecessor has elected to be treated as a regulated investment company for federal income tax purposes, the Acquiring Fund and its predecessor have qualified as such for each taxable year since inception, and the Acquiring Fund will qualify as such as of the Closing Date and for its taxable year that includes the Closing Date;

          (i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value. The shares of the Acquiring Fund are of divided into three classes, Class A, Class B and Class C. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund;

          (l) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

          (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act, 1940 Act and under state securities laws.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Except as expressly contemplated herein to the contrary, the Acquiring Fund and the Acquired Fund each shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

     5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.6 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.


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


     5.7 The Acquiring Fund will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

     5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of Acquired Fund shareholders to consider approval of this Agreement. The Acquiring Fund agrees to provide the Acquired Fund with information applicable to the Acquiring Fund required under the Acts for inclusion in the Proxy Statement.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund; and

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND

     The obligations of the Acquired Fund hereunder are, at the option of the Acquiring Fund, and the obligations of the Acquiring Fund hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the 1933 Act and 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act and 1940 Act;

     8.5 The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date;

     8.6 After giving effect to the transactions contemplated by this Agreement, the Acquiring Fund on the Closing Date will be in compliance with the 1940 Act and the rules promulgated thereunder; and

     8.7 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Acquired Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

          (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of
     Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

          (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund;

          (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

          (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

          (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

          (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

          (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

     Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself that are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.7. Notwithstanding anything herein to the contrary, the Acquiring Fund and the Acquired Fund may not waive in any material respect the conditions set forth in this paragraph 8.7.

     9. BROKERAGE FEES AND EXPENSES

     9.1 Each of the Acquiring Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 Each of the Acquiring Fund and the Acquired Fund shall be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

     10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTS

     10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 4 hereof or required in connection with paragraph 8.7 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

          (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund or the Acquired Fund, or their respective trustees, directors or officers, to the other party or its trustees, directors or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval, provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

     13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or the Acquired Fund, each at 60 State Street, Boston, Massachusetts 02109, Attention:
Secretary.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 All persons dealing with the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund as neither the Trustees, officers, agents or shareholders of the Acquiring Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

Attest:                                   PIONEER INTERMEDIATE TAX-FREE FUND

_____________________________________     By: __________________________________

Attest:                                   PIONEER TAX-FREE INCOME FUND

_____________________________________     By: __________________________________

                                   EXHIBIT B

            EXCERPTS FROM EACH FUND'S JUNE 30, 1998 SEMIANNUAL REPORT
            ---------------------------------------------------------

     The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

Pioneer Intermediate Tax-Free Fund
Investment Returns (Class A Shares)

------------------------------------------------------------------------
  Average Annual Total Returns
  (As of June 30, 1998)

  Period                  Net Asset Value       Public Offering Price*
  10 Years                     7.19%                    6.80%
  5 Years                      4.53                     3.79
  1 Year                       6.55                     2.84
------------------------------------------------------------------------

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Plot Points for Mountain Chart]

Growth of $10,000

        Pioneer Intermediate      Lehman Brothers
           Tax-Free Fund*       Municipal Bond Index
6/88            9650                   10000
               10980                   11139
6/90           11575                   11898
               12536                   12970
6/92           13941                   14497
               15447                   16231
6/94           15382                   16263
               16454                   17692
6/96           17120                   18864
               18128                   20422
6/98           19316                   22188


Pioneer Intermediate Tax-Free Fund
Investment Returns (Class B Shares)

---------------------------------------------------------
  Average Annual Total Returns
  (As of June 30, 1998)

  Period                       If Held     If Redeemed*
  Life-of-Fund (4/29/94)        4.88%         4.88%
  1 Year                        5.72          2.72
---------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 3% declines over four years.

[Plot Points for Mountain Chart]

Growth of $10,000

        Pioneer Intermediate      Lehman Brothers
           Tax-Free Fund*       Municipal Bond Index
4/94           10000                   10000
6/94           10038                   10028
               10046                   10094
                9851                    9949
               10420                   10653
6/95           10636                   10909
               10832                   11223
               11102                   11686
               11980                   11543
6/96           10976                   11631
               11133                   11899
               11351                   12202
               11255                   12173
6/97           11537                   12592
               11799                   12972
               12042                   13324
               12098                   13477
6/98           12197                   13682


Pioneer Intermediate Tax-Free Fund
Investment Returns (Class C Shares)

---------------------------------------------------------
  Average Annual Total Returns
  (As of June 30, 1998)

  Period                       If Held     If Redeemed*
  Life-of-Fund (1/31/96)        3.47%         3.47%
  1 Year                        5.51          5.51
---------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[Plot Points for Mountain Chart]

Growth of $10,000

        Pioneer Intermediate      Lehman Brothers
           Tax-Free Fund*       Municipal Bond Index
1/96           10000                   10000
                9813                    9804
6/96            9809                    9879
                9930                   10106
               10122                   10363
               10037                   10338
6/97           10289                   10695
               10524                   10017
               10734                   11316
               10753                   11446
6/98           10857                   11620

     The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund
Portfolio Management Discussion 6/30/98

     Dear Shareowner,

     Pioneer Intermediate Tax-Free Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds combined with weak demand to restrain the performance of munis, especially when compared to taxable bonds.

     Kathleen D. McClaskey has managed Pioneer Intermediate Tax-Free Fund for the past 11 years, leading the investment team responsible for the fund's daily management. In the following discussion, Ms. McClaskey reviews the investment environment and the strategies that affected your fund's performance and provides her outlook for the second half of 1998.

     Q: How did the fund perform?

     A: For the six month period ended June 30, the fund's Class A shares returned 1.69%, Class B 1.29% and Class C 1.15%, all at net asset value. In comparison, the 151 intermediate municipal debt funds followed by Lipper Analytical Services returned 2.05% for the same period. (Returns do not reflect sales charges.) We attribute your fund's slight lag in performance to its investment standards. Over the past six months, the fund maintained an emphasis on higher-rated bonds. Other funds in this category often invest in lower-rated bonds, which often provide higher returns since they involve greater risk.

     The fund's Class A shares provided a tax-free 30-day yield of 3.31% on June
30. That translated into an attractive taxable-equivalent yield of 5.49% for an investor in the maximum 39.6% tax bracket.

     Q: Did the situation in Asia affect U.S. interest rates and bonds?

     A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, investors sought the safety and security of U.S. treasuries. This demand again pushed up prices of taxable bonds and lowered interest rates.

     Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

     Q: What was the environment like for municipal bonds over the past six months?

     A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first half of 1998, as many state and local governments took advantage of lower interest rates to refinance existing bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market--Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much, since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose, but not as fast or far as treasuries.

     The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index--a good indicator of the municipal bond market--only fell from 4.70% on December 31 to 4.65% on June 30.

     Q: What strategies did you use to manage the fund?

     A: We sought to maximize income and total return by maintaining high standards of quality and emphasizing relative value. During the period, lower-quality bonds provided little yield advantage over higher rated bonds. In that scenario, we believed higher-quality bonds represented better relative value.

     As of June 30, 90% of the fund's holdings were rated AA or above, translating into an average rating of "AA." (Ratings apply to underlying securities, not fund shares.) The portfolio remained well diversified with 57 holdings spread over 32 states.

     We increased total return potential by maintaining the portfolio's duration--it rose slightly from 6.63 years on December 31 to 6.68 years on June
30. Duration measures a fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

     We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15- to 20-year non-callable maturities. Call provisions set a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the fund's potential for both price appreciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

     Q: What is your outlook for municipal bonds over the next six months?

     A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers are taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.

Pioneer Tax-Free Income Fund
Investment Returns (Class A Shares)

     The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

------------------------------------------------------------------------
  Average Annual Total Returns
  (As of June 30, 1998)

  Period                  Net Asset Value       Public Offering Price*
  10 Years                     8.19%                    7.70%
  5 Years                      5.81                     4.83
  1 Year                       8.51                     3.58
------------------------------------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Plot Points for Mountain Chart]

Growth of $10,000

        Pioneer Tax-Free          Lehman Brothers
          Income Fund*          Municipal Bond Index
6/88            9550                   10000
               10853                   11139
6/90           11483                   11898
               12477                   12970
6/92           14076                   14497
               15831                   16231
6/94           15745                   16263
               17009                   17692
6/96           17942                   18864
               19346                   20422
6/98           20991                   22188


Pioneer Tax-Free Income Fund
Investment Returns (Class B Shares)

---------------------------------------------------------
  Average Annual Total Returns
  (As of June 30, 1998)

  Period                       If Held     If Redeemed*
  Life-of-Fund (4/28/95)        6.57%         5.74%
  1 Year                        7.71          3.71
---------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Plot Points for Mountain Chart]

Growth of $10,000

        Pioneer Tax-Free          Lehman Brothers
          Income Fund*          Municipal Bond Index
4/95           10000                   10000
6/95           10155                   10229
               10363                   10523
               10794                   10957
               10580                   10824
6/96           10616                   10906
               10858                   11157
               11080                   11441
               10994                   11414
6/97           11368                   11807
               11682                   12163
               11985                   12493
               12078                   12637
6/98           11944                   12828


Pioneer Tax-Free Income Fund
Investment Returns (Class C Shares)

---------------------------------------------------------
  Average Annual Total Returns
  (As of June 30, 1998)

  Period                       If Held     If Redeemed*
  Life-of-Fund (1/31/96)        5.20%         5.20%
  1 Year                        7.69          7.69
---------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[Plot Points for Mountain Chart]

Growth of $10,000

        Pioneer Tax-Free          Lehman Brothers
          Income Fund*          Municipal Bond Index
1/96           10000                   10000
                9766                    9804
6/96            9791                    9879
               10006                   10106
               10219                   10363
               10148                   10338
6/97           10493                   10695
               10792                   11017
               11070                   11316
               11138                   11446
6/98           11300                   11620

     The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

     A portion of the fund's income may be subject to the Alternative Minimum Tax (AMT).

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund Portfolio Management Discussion 6/30/98

     Dear Shareowner,

     Pioneer Tax-Free Income Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds, combined with weak demand, hurt the performance of munis, especially when compared to taxable bonds.

     Mark L. Winter has managed Pioneer Tax-Free Income Fund for the past 12 years, leading the investment team responsible for the fund's daily activities. The following discussion with Mr. Winter details the investment environment and the strategies that affected your fund's performance and provides his outlook for the second half of 1998.

     Q: How did the fund perform in the first half of 1998?

     A: Pioneer Tax-Free Income Fund delivered competitive returns. For the six months, Class A shares returned 2.46%, Class B shares 2.16% and Class C shares 2.08%, all at net asset value. In comparison, the 246 general municipal debt funds followed by Lipper Analytical Services returned 2.26% for the same period. (Returns do not reflect sales charges.) Lipper Analytical Services is an independent company that tracks fund performance.

     The fund's Class A shares also provided a tax-free 30-day yield of 3.84% on June 30. That translated into an attractive taxable-equivalent yield of 6.35% for an investor in the 39.6% maximum federal tax bracket.

     Q: Did the situation in Asia affect U.S. interest rates and bonds?

     A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, investors sought the safety and security of U.S. treasuries. This demand again pushed up prices of taxable bonds and lowered interest rates.

     Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

     Q: What was the environment like for municipal bonds over the past six months?

     A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first quarter of 1998, as many state and local governments took advantage of lower interest rates to refinance higher-cost bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market--Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose but not as fast or far as treasuries.

     The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index--a good indicator of the municipal bond market--only fell from 4.70% on December 31 to 4.65% on June 30.

     Q: What strategies did you use to manage the fund?

     A: We emphasized total return and income by adjusting the fund's sensitivity to interest rate changes. We also maintained the fund's high standards of quality and focused on attractive relative value. As of June 30, 54% of the fund's holdings were insured AAA-rated bonds, translating into an average rating of "AA+." (Ratings apply to underlying securities, not fund shares.) The portfolio remained well diversified with 178 holdings spread over 41 states.

     We increased total return potential by increasing the portfolio's duration from 6.44 years on December 31 to 7.70 years on June 30. Duration measures a fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

     We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15 to 20 year maturities because "call" provisions relate to a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the fund's potential for both price appre-ciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

     Q: What is your outlook for municipal bonds over the next six months?

     A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers are taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.